SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 9, 2004

Piedmont Natural Gas Company, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	1-6196	56-0556998

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1915 Rexford Road, Charlotte, North Carolina	28211

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code       (704)364-3120

(Former Name or Former Address, if Changed Since Last Report.)

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Item 7.  Financial Statements and Exhibits

(c)	Exhibits
The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
99.1	Consolidated Balance Sheets — October 31, 2003 and 2002
Consolidated Statements of Income — Years Ended October 31, 2003, 2002 and 2001
Consolidated Statements of Cash Flows — Years Ended October 31, 2003, 2002 and 2001
Consolidated Statements of Stockholders’ Equity - Years Ended October 31, 2003, 2002 and 2001
Notes to Consolidated Financial Statements
Independent Auditors’ Report

99.2	Independent Auditors’ Consent

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Natural Gas Company, Inc. (Registrant)

By /s/ Barry L. Guy Barry L. Guy Vice President and Controller (Principal Accounting Officer)

Date: January 9, 2004

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